
<ARTICLE> 5
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE
COMPANY'S UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE THIRTEEN AND
TWENTY-SIX WEEKS ENDED DECEMBER 27,1997 AND IS QUALIFIED IN ITS ENTIRETY BY
REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<RESTATED>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          JUN-27-1998
<PERIOD-START>                             JUN-29-1997
<PERIOD-END>                               DEC-27-1997<F1>
<CASH>                                         291,735
<SECURITIES>                                         0
<RECEIVABLES>                                  226,396
<ALLOWANCES>                                   (2,967)
<INVENTORY>                                    680,322
<CURRENT-ASSETS>                             1,221,876
<PP&E>                                         319,487
<DEPRECIATION>                               (121,248)
<TOTAL-ASSETS>                               1,435,907
<CURRENT-LIABILITIES>                          862,087
<BONDS>                                        110,000
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           925
<OTHER-SE>                                     442,116
<TOTAL-LIABILITY-AND-EQUITY>                 1,435,907
<SALES>                                      2,613,771
<TOTAL-REVENUES>                             2,613,771
<CGS>                                        2,232,820
<TOTAL-COSTS>                                2,232,820
<OTHER-EXPENSES>                               293,255
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               6,096
<INCOME-PRETAX>                                 85,684
<INCOME-TAX>                                    32,988
<INCOME-CONTINUING>                             52,696
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    52,696
<EPS-BASIC>                                       0.58
<EPS-DILUTED>                                     0.55

<F1>Restated financial data schedule. Effective as of the beginning of fiscal
2000, the Company adopted a new accounting policy for the recognition of revenues related to sales of certain extended service plans by the Company, as described in Note 3 of Notes to Consolidated Financial Statements in the Company's Report on Form 10-Q for the thirteen and twenty-six weeks ended December 25, 1999. The Company has given retroactive effect to this new accounting policy and is accordingly restating its financial statements for the twenty-six weeks ended December 27, 1997.

